                                                                   EXHIBIT 10.68

                                     SUMMARY

         Office and Switch Lease between STAR Telecommunications Deutschland GmbH ("STAR GmbH") and Gewerbehof Athen, 30519 Hannover, Germany, for property located at Am Eisenwerk 29, 30519 Hannover, Germany. The lease term is for a minimum of 15 years beginning on March 1, 1999 and ending on March 1, 2014. STAR GmbH incurs rental charges of approximately 19,869 DM per month and approximately 1,300 DM per month in additional expenses. The leased property is approximately 5,857 square feet.

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                                   MIETVERTRAG

                  fur gewerblich genutzte Raume und Grundstucke

Zwischen

                                Frau Lucia Athen
                                Gewerbehof Athen
                                 Am Eisenwerk 11
                                 30519 Hannover
                          Tel. 05118791030 Fax 8790035

Als Vermieterin
und

                                      Firma
                    STAR Telecommunications Deutschland GmbH
                                  Prinzenstr. 7
                                40459 Dusseldorf

als Mieter

SECTION 1 MIETSACHE

(1) Vermietet werden auf dem Grundstuck

                                 30519 Hannover
                   Am Eisenwerk 11-51 / Am Mittelfelde 27 - 45

das Gebaude mit der Hausnummer: Am Eisenwerk 29, im Gesamtgrundrissplan - Anlage 1 - rot umrandet. Es sollen Geschafts und Technikraume eingerichtet werden und insbesondere sollen Telekommunikationsvernmitt lungseinrichtungen aufgestellt werden. Die Raumlichkeiten haben eine Nutzflache von ca 1.785 qm. Das Gebaude wird noch umgebaut. Die Baubeschreibung ist als Anlage 3 beigefugt.

(2) weiterhin werden 6 Parkplatze - grun eingezeichnet - mitvermietet.

(3) Mitbenitzt werden durfen:
 (a) die Grundstuckseinfahrten "Am Eisenswerk" und "Am Mittefelde".
 (b) die Oststrasse (Bahndamm)die Werkstrasse, die Nordstrasse, und die Strasse unter der Hochbrucke.
 (c) ausser auf den gekennzeichneten Parkplatze durfen auf den Strassen bzw. Freiflachen keine Fahrzeuge abgestellt oder Waren gelargert werden.

Alle Mieter sind zure Offenhalten der Verkehrswege verpflichtet.

SECTION 2 MIETZEIT / KUNDIGUNG

(1) Das Mieteverhaltnis beginnt am

                                01 03 1999

und wird mit auf 15 Jahre fest abgeschlossen. Es lauft somit am 28. 2. 2014 ab, sofern es mit einer Frist von 6 Monaten zu diesem Zeitpunkt gekundigt wird. Ansonsten verlangert es sich um jeweils weitere 5 Jahre.

(2) Die Kundigung muss schriftlich bis zum 3. Werktag des 1. Monats der Kundigungfrist erfolgen.

(3) Schadensersatzanspruche des Mieters bei nicht rechtzeitiger. Freimachnung oder nicht rechtzeitiger Fertigstel

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lung der Mietsache sind ausgeschlossen.

                  MIETVERTRAG: LUCIA ATHEN - STAR TELECOM - AM EISENWERK 29 - 30519 HANNOVER

                  SECTION 3 AUSSERORDENTLICHES KUNDIGUNGSrECHT

                  (1) Fur die Ausserordentliche Kundigung gelten grundsatzlich die gesetzlichen Bestimmungen.

                  (2) Die Vermieterin kann den Mietvertrag aus wichtigen Grunden mit sofortiger Wirkung insbesondere dann kundigen, wenn:

                    (a) die Mieterin mit der Zahlung eines nicht unerheblichen Teil des Mietzinses langer als 2 Monate im Ruckstand ist,

                    (b) die mieterin oder die fur diese tatigen Personen sich erheblicher Belastigungen gegenuber der Vermieterin, anderen Mietern oder den fur diese tatigen Personen schuldig macht,

                    (c) die Mieterin den vertragswidrigen Gebrauch der Mietsache oder ihre unbefugte Uberassung an dritte Personnen trotz Mahnung der Vermieterin fortsetzt,

                    (d) die Mieterin ihren sonstigen vertraglichen Verpflichtungen trotz schriflicher Mahnung nicht innerhalb angemessner Frist nachkommt.

                  (3) Falls ein antrag auf Eroffnung eines Insolvenverfahrens uber das Vermogen einer Partei gestellt wird, ein ausserordentliches, der Schuldenregulierung dienendes Verfahren eingeleitet wird oder eine dieser Parteien ihre Zahlungen einstellt, hat die andere Partei ein ausserordentliches Kundigugnsrecht.

                  (4) Fur den Fall der ausserordentlichen Kundigung umfasst der Mietzins auch der Betriebskosten und Zuschlage (Nebenkosten). Der Mieter haftet fur den Miet- und Nebenkostenausfall sowie fur alle weiteren Schaden, die die Vermieterin durch die vortzeitige Beendigung des Mietvertrages erleidet. Als Mindestschaden kann die Fortzahlung des vereinbarten Mietzins und evtl. Der Nebenkosten bis zum Ablauf der Vertragsdauer verlangt werden, soweit die Vermieterin nicht durech anderweitige Vermietung des Mietobjektes schadlos gestellt wird.

                  SECTION 4 MIETZINS

                  (1) Der Mietzins betragt mtl.:

                  Zu Section 1 Abs. Halle       1.455 qm   9,80 =  14.259,00 DM
                              Buro                330 qm   17,00 =  5.610, 00 DM
                  Zu Section 1 Abs. 2                                    0,00 DM
                  Zu Section 1 Abs. 3         kostenlos
                  Alle Betrage zzgl. MWSt.

                  (2) Die Nebenkosten - Wasser, Kanal, Strom, Aussenlicht, Heizung - Gas, Warmwasser, Wartungs- und Reparaturarbeiten der Heizungsanlage, Schornsteinfeger, Mullabfuhr, Grundsteuer, Strassenreinugung, Versicherungen aller Art einschl. Brandversichering, Hausmeister - sind vom Mieter zu tragen. Die Kosten werden nach einem noch zu bestimmenden Schlussel auf die Mieter umgelegt. Auf diese Kosten ist eine mtl. Abschlagszahlung von DM 1.300,00 zzgl. MWSt zu entrichten, die per 31.12. eines jeden Jahres abgerechnet wird. In diesem Betrag ist eine Vorauszahlung auf die Hiezkosten (Gas) i. H.
                  v. 300,00 DM enthalten.

                  (3) Der Mieter ist verpflichtet, fur Schaden an eigenen Vermogensgegenstanden entsprechende Versicherungen abzuschliessen. Die Haftung des Vermieters fur Vermieters fur Schaden jeglicher Art ist, soweit rechtlich zulassig, unter Ausschluss weitegehender Schadensersatzansspruche - gleich aus welchem Rechtsgrund - dem

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                  Grund und der Hohe nach auf die Deckung der
                  Haftpflichtversichering der Vermieterin wird einen entsprechenden Versicherungsschutz auf Anfordering nachweisen.

         MIETVERTRAG: LUCIA ATHEN - STAR TELECOM - AM EISENWERK 29 - 30519 HANNOVER

         SECTION UMWELTSCHUTZ

         (1) Auf das Erfordernis der Einhaltung gesetzlicher Auflagen und dergleichen zum Schutz der Umwelt wird hingewiesen.

         Hierzu gehoren insbesondere:

         Bundes-Immissions-Schutzgesetz / Gesetze zum Schutz von samtlichen Umwelteinwirkungen durch Luftverunreinigungen, Gerausche, Erschutterungen und ahnliche Vorange / Abfallbeseitigungsgesetz mit Abfallnachweisverordnung, Abfallbeforderingsverordung, Abfalleinfuhr-VO
         / Technische Anleitung zur Reinhaltung der Luft (TA Luft) / Wasserhaushaltsgesetz

         Die Mietering verpflichtet sich, die gesetzlichen Bestimmungen zu beachten und evtl. Auflagen auf ihre Kosten fristgemass zu erfullen.

         Fur eine Inanspruchnahme der Vermeiterin, die durch Nichtbeachtung der gesetzlichen Bestimmungen oder Auflagen seitens der Mieterin verursacht wird, ist die Mieterin in vollem Umfang regresslflichtig.

         Die Kosten fur die Beseitigung von Industrie- und Buromull ubernimmt die Mietrin.

         SECTION 6 ZAHLUNG DES MIETZINSES

         (1) Der Mietzins ist spatestens am 3. Tage eines jeden Monats an den Vermieter oder die von ihm zur Entgegennahme jeweils ermachtige Person oder Stelle, hier

                       Vereins- und Westbank AG, Hannover
                         BLZ 200 300 00 / Kto.: 7537418

         Kostenfrei im voraus zu zahlen. Soweit Nebenkosten angefordert werddn sind sie binnen einer Woche zu zahlen Befindet sich der Mieter mit der Zahlung de Mietzins im Ruckstand, sind Zahlungen, trotz entgegenstehender Bestimmung zunachst auf etwaige Anspruche, deren Verjahrung droht, dann auf etwaige Kosten, Zinsen und ubrige Schulden anzurechnen.

         (2) Bie Mietruckstanden werden ab der 2 Mahnung 15, -- DM zzgl. USt und fur jeden angefangenen Monat des Mietruckstandes 1,0% Verzugszinsen berechtnet.

         SECTION 7 MINDERUNG, AUFRECHNUNG, UND ZURUCKBEHALTUNG

         (1) Der Mieter kann ein Minderungsrecht am Mietzins nur austuben, wenn er dieses mindestens einen Monat vor Falligkeit dem Vermieter schriftlich angekundigt hat. Bei Ubergabe der Mietsache wird ein von beiden Seiten unterzeichenetes Protokoll erstellt, in dem der Zustand der Mietsache festgehalten wird. Sofern in diesem Protokoll nichts anderes vermerkt ist, erkennt der Mieter zu dem Zietpunkt der Uberlassung der Mietsache deren ordnungs und vertragsgemassen
         Zustand an und dass ihm Mietminderungsanspruche wegen etwaiger
         Mangel im Zeitpunkt der Uberlassung nicht zustehen.

         (3) Ersatzanspruche nach Section 538 BGB sind ausgeschlossen.

         SECTION BENUTZUNG DER MIETSACHE, GEBRAUSCHSUBERLASSUNG

         (1) Der Mieter ist zu einer Untervermietung oder Gebrauchsuberlassung an Dritte im Rahmen seines Geschftsbetriebes berechtigt.
         (2) Der Mieter tritt dem Vermeiter schon fur den Fall der Untervermietung / Gebrauchsuberlassung die

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              ihm gegen den Untermieter zustenhende Forderung nebst Pfandrecht in Hohe der Mieterforderung des Vermieters zur Sicherheit ab.
         (3) Dem Mieter ist das Verkaufen und Abieten von Erzeugnissen, die ein anderer Mieter bereits im Hause vertriebt, untersagt.

                                       5

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                  MIETVERTRAG: LUCIA ATHEN - STAR TELECOM - AM EISENWERK 29 -
                  30519 HANNOVER

                  SECTION 9 SCHILDER, REKLAMEANLAGEN

                  (l) Der Mieter hat, soweit Platz vorhanden, Anspruch auf Anbringung eines Firmenschildes. Der Vermieter weist dafur einen Platz an geeigneter Stelle un geeigneter Form an. Die Ermietrung und benutzung der Aussenwande einschliesslich der Gestaltung der Fenster bedarf gesonderten Vereinbarung.

                  (2) Ist die bEntfernung von Reklameanlagen am Grundstuck erforderlich, so tragt der Mieter die Kosten der Entfernung, Lagerung und notwendige. Wiederanbringung einschliesslich der hierdurch erfordlichen Reparatur an der Anlage. Dem Mieter obliegt die Verkehrssicherungspflict.

                  SECTION 10 BEHORDLICHE GENEHMIGUNGEN

                  Der Vermeiter ubernimmt keine Haftung dafur, dass Genehmigungen mit Ausnahme der baurechtlichen, fur den vorgesehenen Beitrieb und seine Anlagen erteilt bzw. erteilte Genebmigungen forthestehen. Das gilt insbesondere fur Konzessionen. Der Mieter hat auf seine Kosten samtliche Voraussetzungen fur den Betrieb seines Gerwerbes zu schaffen und aufrecht zu erhalten. Dieses gilt auch fur Reklameanlagen usw. die Nichterteilung von Genehmigungen kann nicht als Grund fur eine ausserordentliche Kundigung herangezogen werden.

                  SECTION INSTANDHALTUNG DER MIETSACHE

         (1) Der Mieter hat in der mIetsache fur ausreichend Reinigung, Luftung und Heizung zu sorgen und die Raume und die darin befindlichen Anglen und Einrichtungen pfleglich zu behandeln und von Ungeziefer freizuhalen.

         (2) Fur die Beschadigungen der Mietsache oder zu dem Gebaude gehorigen Anlagen ist der Mieter ersatzverpflichtet, soweit sie von ihm oder zu seinem Betrieb gehorigen Personen sowie Untermietern, besuchern, Lieferanten, Handwerkern usw. grob fahrlassig oder vorsatzlich verursacht worden sind. Lasst sich bei einer Verstopfung von Abflussleitungen nicht festellen, welcher Mieter sie verursacht hat, so lasst der Vermieter den Schaden beseitigen. Die Kosten tragen in diesem Falle alle Mieter anteilig, die an dem betrettenden Abflussstrang angschlossen sind mit Ausnahme desjenigen Mieters, der nachweist, dass er die Verstopfung nicht verursacht haben kann.

         (3) Der Mieter ist insbesondere verpflichtet, auf seine Kosten Schonheitsreparaturen (das Tapezieren, Anstreichen, Kalken der Wande und Decken, das Streichen der Fussboden, Heizkorper einschl. Heizohre, der Innenturen sowie der Fenster und Aussenturen von innen in den Mietraumen in angemessesnen Zeitraumen ausfuhren zu lassen, sowie die Rolladen, Rolltore, Licht- und Klingelanlagen, Warmemesser, Schlosser, Wasserhahne, Klosettspuler, Wasch - und Abflussbecken einschl. Der Zu- und Ableitungen, Ofen, herde, Gas-und Elektrogerate und ahnliche Einrichtungen und Warmwasserbereitungsanlagen die ausschliesslich der Versorgung des Mieters dienen, zu warten verpflichtet, beschadigte Glasschieben auszuwechseln, soweit eigenes Verschulden vorliegt.

         (4) Naturlasiertes Holwerk darf nicht mit Farbe behandelt werden.

         (5) Der Mieter ist verpflichtet, die fachgemasse Wartung, Reinigung, und Uberprufung von Durchlauferhitzern,
         Warmwasserbereitungsanlagen, Ofen und Herden, Elektroanlagen und Rolltoren mindestens jahrlich durchzufuhren.

         (6) Bei Beendigung des Mietverhaltnis hat der Mieter Mietsache im fachgerechten Zustand zu ubergeben.

                                       6

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         MIETVERTRAG: LUCIA ATHEN - STAR TELECOM - AM EISENWERK 29 - 30519
         HANNOVER

         SECTION 12 AUSBESSERUNGEN UND BAULICHE VERANDERUNGEN DURCH DEN
         VERMIETER

         (1) Der Vermieter darf Ausbesserungen und bauliche Veranderungen, die zur Erhaltung der Gebaude und der Mietraume oder zur Abwendung drohender Gefahren oder zur Beseitigung von Schaden notwendig werden auch ohne Zustimmung des Mieters vornehmen. Dies gilt auch dann fur Arbeiten, die zwar nicht notwendig, aber zweckmass sind, z.B. Modernisierung des Gebaudes und der Mietraume. Der Mieter hat die betreffenden Mietraume zu den Geschaftszeiten zuganglich zu halten. Die Ausfuhrung der Arbeiten darf von ihm nicht verzorgert oder verhindert werden.

         (2) Der Vermieter ist verpflichtet, die Durchfuhrung von Ausbesserungen und baulichen Veranderungen vorab so rechtzeitig mit dem Mieter abzustimmen, dass etwaige Storungen des Geschaftsbetriebes des
         Mieters auf ein vertragliches Mindestmass reduziert werden.

         SECTION 13 BAULICHE VERANDERUNGEN DURCH DEN MIETER

          (1) Bauliche Anderungen durch den Mieter, insbesondere um-und Einbauten, Installationen, auch die Vergitteerung der Fenster und die Herstellung oder Veranderung von Feuerstatten, durfen nur mit schriftlicher Einwilligung des Vermieters vorgenommen werden. Ertleit der Vermieter eine solche Einwilligung, so ist der Mieter fur die Einholung der bauaufsichtlichen bzw. amtlichen Genehmigung verantwortlich und hat alle Kosten hierfur zu tragen.
          (2) Etwaiger vom Vermieter ubernommene Betriebs und sonstige Einrichtungen (Werbung) gelten als nicht zur Mietsache gehorig und als vom Vermietereingebaut bzw. eingebraucht.
          (3) Einrichtungen mit denen der Mieter die Raume eingerichtet hat, kann er wegnehmen. Der Vermieter kann aber auch verlangen, dass die Sachen bei beendigung des Mietverhaltnisses in den
              Raumen zuruckgelassen werden, wen der Vermieter soviel zahlt, als dem Zeitwert - unter Berucksichtigung der wirtschaftlichen Abnutzung und des technischen Fortschritts - entrsprecht. Meiter und Vermieter haben sich so rechtzeitig zu erklaren, dass Vereinbarungen hieruber noch vor der Raumung getroffen werden konnen. Ubernimmt der Vermieter vom Mieter eingebaute Einrichtungen nicht, so hat letztere bis zum Vetragsblauf den fruheren Zustand einschliesslich aller hierzu erforderlichen Nebenarbeiten wiederherzustellen.
          (4) Die Anbringung von Aussenantennen bedarf des Abschlusses eines Antennenvertrages.
          (5) Der Mieter haftet fur alle von im grob fahrlassig oder vorsatzlich verursachte Schaden, die im Zuzammenhang mit dem von ihm vorgenommenen Baumassnahmen entstehen.
          (6) Der Werkshutz fur den von der mietering ubernommenen Bereich ubernimmt die Mieterin.
          (7) Die erforderlichen Feuerschutzeinrichtungen sind vom Mieter zu stellen.
          (8) Der Vermieter stellt einen Wasseranschuss zur Verfugung. Die Abrechnung des Wasserverbrauchs erfolgt uber eine Wasseruhr mit dem Vermieter. Die Instandhaltung der Wasserzu - und ablaufe ab der Uhr ist Angelegenheit des Mieters.
          (9) Der Vermieter stellt einen Gasanschluss zur Verfugung. Die Gaskosten werden uber Gasuhr mit dem Vermieter abgerechnet.

         SECTION 14 BETRETEN DER MIETRAUME DURCH DEN VERMIETER

         (1) Der Vermieter und sein Beauftragter konnen die Mietraume wahrend der Geschaftszeiten zur Prufung ihres Zustandes oder anderen wichtigen Grunden betreten. Bei Gefahr ist ihnen Zutritt zu jeder Tag - und Nachtzeit gesttet.
         (2) Will der Vermieter das Grund stuck verkaufen, so darf er oder sein Beauftragter die Mietraume zusammen mit Kauflustigen wahrend der Geschaftszeit betreten. Ist das Mietverhaltnis gekundigt, so darf er oder/und sein Beauftragter die Raume zusammen mit dem Mietlustigen wahrend der Geschaftszeit betreten.
         (3) Der Mieter muss dafur sorgen, dass die Raume auch wahrend seiner Abwesenheit betreten werden konnen. Bei langerer Abwesenheit z.B. Betriebsferein hat er den Schlussel an einer schnell erreichbaren Stelle unter entsprechender Benachrichtigung des Vermieters zu hinterlegen.

                                       7

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         MIETVERTRAG: LUCIA ATHEN - STAR TELECOM - AM EISENWERK 29 - 30519
         HANNOVER

         SECTION 15 BEENDIGUNG DER MIETZEIT

         Die Mietraume sind bei Beendigung der Mietzeit dem Vermieter im besenreinen Zustand und mit allen, auch von ihm selbst beschafften Schlusseln, ohne Auspruch auf Entgelt, dem Vermieter zu ubergeben. Anderfalls ist der Vermieter berechtigt, auf Kosten des Mieters die Mietraume offnen, reinigen und neue Schlosser und Schlussel anfertigen zu lassen.

         SECTION 16 MEHRERE PERSONEN ALS MIETER ODER VERMIETER

         Vermieter und Mieter haften als Gesamtschulder, sofern es sich um mehrere Personen handelt.

         SECTION 17 WEITERE VEREINBARUNGEN

         (1)  Die Mullbeseitigung ubdernimmt der Mieter.
         (2) Die in Zusammenhang mit dem Mietobjekt bestehende allgemeine Verkehrssicherungspflicht obliegt der Mieterin. Diese ubernimmt insbesondere die gelb eingezeichneten Bereiche unmittelbar vor dem Gebaude "Am Eisenwerk 29" zu reinigen, von Schnee zu raumen und gegen Glatteis zu streuen, diese Arbeiten werden von der Hausverwaltung ubernommen und im Wege der Umlagen abgerechtnet.
         (3) Die Mieterin stellt hiermit die Vermieterin frei von allen Anspruchen Dritter, die aus einer Verletzung der Verkehrssicherungspflicht herruhren.
         (4) Anderungen und Erganzungen dieses Vertrages gelten nur bei schriftlicher Vereinbarung.

         SECTION 18 SALVATORISCHE KLAUSEL

         Sollte eine der Bestimmungen dieses Vertrages ganz oder teilweise rechtsunwirksam sein oder werdden, so wird die Gultigkeit der ubrigen Bestimmungen dadurch nicht beruhrt. In einem solchen Fall ist der Vertrag vielmehr seinem Sinne gemass zur Durchfuhrung zu bringen. Beruht die Ungultigkeit auf einer Leistung oder Tatbestimmung, so tritt an ihrer Stelle das gestzlich zulassig Mass.

         SECTION 19 GERICHTSSTAND

         Als Gerichsstand wird Hannover vereinbart.

         SECTION 20 INKRAFTTRETEN

         Dieser Vertrag tritt mit Vertragsabschluss

         SECTION WERTSICHERUNGSKLAUSEL

         Steigt oder fallt der vom Statistischen Bundesamt ermittelte Preisindex fur die Lebenshaltung von Vier-Personen-Arbeitnehmer-Haushalten mit mitterlem Einkommen (auf der Basis von 1991 = 100%) wahrend der Dauer des Mietvertrages um 10% gegenuber dem fur den 03.99 ermittelten Index, so sind der Vermieter oder der Mieter berechtigt, den Mietzins (Kaltmeite) durch einseitige Erklarung entersprechend der Abweichung zu erhohon bzw. zu ermassigen. Erhohung bzw. Ermassigung treten mit dem Monat in Kraft, welcher dem Eingang der jeweiligen Erklarung mittels eingeschriebenen Briefes bei dem Mieter bzw.

         Vermieter folgt.

         Der erhohte bzw. ermassigte Mietzins (Kaltmiete) kann nach dieser Regelung immer wieder um 10% erhoht bzw. ermassigt werden, sobald der Index, der die jeweils vorausgegangene Erhohung bzw.
         Ermassigugn ausgelost hat, abermals um 10% gestiegen oder gefallen ist.

         SECTION WESENTLICHE BESTANDTEIL

         Wesentlicher Bestandteil dieses Vertrages sind folgende Anlagen:

                                              Anlage 1        Gesamtgrundriss

                                              Anlage 2        Einzelgrundiss

                                              Anlage 3        Baubeschreibung

         Hannover     /3.02/         1999   Frankfurt     /03.02/          1999
                  ------------------                 ---------------------

               /XXXXXXXXXX/                                 /XXXXXXXXXXX/
          ------------------------------             ---------------------------
              (Vermieter)                                    (Mieter)

         GEWERBEHOF ATHEN                            STAR TELECOMMUNICATIONS

         AM EISENWERK 11- 51                         DEUTSCHLAND GmbH
         AM MITTELFELDE 37-43                        VOLTASTRA(BETA)e 1 A
         30519 HANNOVER                              60486 FRANKFURT AM MAIN

                                       9